KEMPER
STRATEGIC MUNICIPAL
INCOME TRUST

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

                   " ...Despite a relatively volatile
              municipal bond market, the fund delivered a stable
             flow of dividends and favorable performance [during the year]."


                                                       [KEMPER FUNDS LOGO]

 TOTAL RETURNS

For the year ended November 30, 1996

                               BASED ON    BASED ON
                               NET ASSET    MARKET
                                 VALUE      PRICE
---------------------------------------------------
KEMPER STRATEGIC MUNICIPAL
INCOME TRUST                     6.58%      9.19%
---------------------------------------------------

 NET ASSET VALUE AND
 MARKET PRICE

                               AS OF      AS OF
                              11/30/96   11/30/95
-------------------------------------------------
NET ASSET VALUE               $ 12.14    $ 12.19
-------------------------------------------------
MARKET PRICE                  $12.375    $12.125
-------------------------------------------------

 DIVIDEND REVIEW

The following table shows per share dividend and yield information for the fund as of November 30, 1996.

ONE-YEAR INCOME:                         $0.816
--------------------------------------------------
NOVEMBER DIVIDEND:                       $0.068
--------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON NET ASSET VALUE)                       6.72%
--------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON MARKET PRICE)                          6.59%
--------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE
(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)           10.68%
--------------------------------------------------
TAX EQUIVALENT DISTRIBUTION RATE
(BASED ON MARKET PRICE AND A 37.1%
FEDERAL INCOME TAX RATE)                 10.48%
--------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.
HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment. There is no assurance that these procedures will be successful.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that covers the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

                                                                              2
                                                                    At a Glance
                                                                  Terms to Know
                                                                              3
                                                              Economic Overview

                                                                   CONTENTS
                              TERMS TO KNOW                     AT A GLANCE
                                                                              5
                                                                Management Team
                                                                              6
                                                             Performance Update
                                                                              8
                                                                Largest Sectors
                                                           Portfolio Statistics
                                                                              9
                                                       Portfolio of Investments
                                                                             13
                                                                      Report of
                                                           Independent Auditors
                                                                             14
                                                           Financial Statements
                                                                             16
                                                                       Notes to
                                                           Financial Statements
                                                                             18
                                                           Financial Highlights
                                                                             19
                                                        Description of Dividend
                                                              Reinvestment Plan

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

MANAGEMENT TEAM

                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM



[MIER PHOTO]

CHRIS MIER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1986 AND IS NOW SENIOR VICE PRESIDENT OF ZKI AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION IN 1989. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

[WILLSON PHOTO]

STEPHEN WILLSON IS A FIRST VICE PRESIDENT OF ZKI AND HAS BEEN WITH THE COMPANY SINCE 1985. HE BECAME A VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF THE FUND IN 1993. WILLSON EARNED A B.A. IN MATHEMATICS AND A MASTER'S DEGREE IN FINANCE FROM NORTHERN ILLINOIS UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST.

[BURROW PHOTO]

DALE BURROW HAS BEEN WITH ZKI SINCE 1987 AND IS A FIRST VICE PRESIDENT. HE BECAME A VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF THE FUND IN 1993. BURROW RECEIVED A B.A. DEGREE FROM THE UNIVERSITY OF OKLAHOMA AND AN M.B.A. FROM DEPAUL UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON
THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

THE YEAR ENDED NOVEMBER 30, 1996, WAS A PERIOD OF SHIFTING INTEREST RATES AND POLITICAL RHETORIC, WHICH GREATLY IMPACTED THE MUNICIPAL BOND MARKET. THE KEMPER STRATEGIC MUNICIPAL INCOME TRUST PORTFOLIO MANAGEMENT TEAM EXPLAINS HOW THEY MANAGED THE STRUCTURE OF THE PORTFOLIO TO HELP ENHANCE PERFORMANCE.


Q   WERE YOU PLEASED WITH THE FUND'S PERFORMANCE DURING THE YEAR?


A   Yes, despite a relatively volatile municipal bond market, the fund delivered a stable flow of dividends and favorable performance. The fund's 6.58 percent return on net asset value was slightly below the Lipper High Yield Municipal Debt Category of 6.63 percent during the fiscal year.


Q   DURING THE LAST FISCAL YEAR, MUNICIPAL BOND YIELDS HAVE FLUCTUATED QUITE A
BIT BUT ENDED THE YEAR VIRTUALLY UNCHANGED. WHAT CAUSED THE YIELD VOLATILITY AND RECOVERY?


A   The year began in the midst of a bond rally, sparked by weaker economic data, relatively benign inflation and optimism that a federal budget resolution would occur. This created a favorable climate for the municipal market, and bond yields fell. THE BOND BUYER 25-Revenue Bond Index (RBI) -- a gauge of municipal bond interest rates -- began the fiscal year at 5.78 percent on November 30, 1995, and then fell to a low of 5.63 percent on January 4, 1996.

    Later in January, however, data was released that indicated the economic slowdown may have been related mostly to the impact of severe weather as opposed to any fundamental weakness. Moreover, with the start of the Republican party presidential primaries, focus moved away from the federal budget and deficit reduction proposals toward other issues. As optimism about deficit reduction began to fade, yields began to rise.

    This rise in yields was propelled in early March, when the U.S.
Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors saw this information as evidence that the economy was re-establishing a firm footing. The news caused a sell-off in the market because more rapid growth is often associated with higher inflation, which erodes the value of fixed-income investments. Yields jumped from 5.88 percent on March 7, to 6.13 percent on March 14 as measured by the RBI.

    The municipal market traded in an irregular pattern until September, when it became clear that the Federal Reserve Board would not raise interest rates. From September through the end of the period, the market became more optimistic and interest rates declined. The Revenue Bond Index yield was 5.80 percent on November 27, 1996, just two basis points higher than at the start of the fiscal year.


Q   HOW WAS THE FUND'S PERFORMANCE IMPACTED BY THE CHANGES IN INTEREST RATES?


A   The fund tended to be less sensitive to the shifts in rates due to a fairly significant presence of premium bonds in the portfolio. These bonds enabled the fund to provide more stable performance during a somewhat volatile year.


Q   HOW WAS THE FUND MANAGED AS RATES SHIFTED DIRECTION?


A   We kept the fund fully invested. From February to April we put on moderately defensive hedges on a periodic basis. The hedges were used for short periods of time to help insulate the fund from erosion of its principal. Throughout the year, we experienced a modest level of bond calls. The proceeds from these calls were used to purchase longer maturity bonds with good call protection.


Q   WERE THERE ANY SIGNIFICANT TRENDS WITHIN INDIVIDUAL STATES THAT AFFECTED
THE FUND'S PERFORMANCE?


A   Like the nation, many states experienced an ongoing economic expansion and higher rates of employment, which is generally positive for municipal credit quality. In some states, such as California and Ohio, general obligation bond ratings were upgraded. During the period, our direct exposure to New York City issues was reduced due to an advanced refunding. We chose not to add any additional New York City issues in response to the city's ongoing struggle with balancing its budget.

PERFORMANCE UPDATE


Q    YOU MENTIONED THAT YOU MAINTAINED A REDUCED EXPOSURE TO THE NEW YORK CITY
CREDIT. HOW DO YOU DETERMINE WHEN TO ADD OR DECREASE PORTFOLIO EXPOSURE OR DECIDE WHICH ISSUES TO PURCHASE?


A    We are fortunate to have a staff of five research analysts dedicated to following the municipal market. This group of seasoned professionals has more than 50 years of combined industry experience, which makes them critical to the portfolio selection process.

     Each analyst covers a specific geographic area as well as industry specialization. They have access, via computer subscription services, to all relevant regional and national news and financial publications. The analysts also have access to sophisticated investment databases. The information available through the services, in many cases, is customized to meet Zurich Kemper Investments' specific needs. In addition, the research analysts regularly meet with issuers and often travel to conduct on site visits.

     This multi-faceted approach to research enables us to make informed decisions quickly as issues are offered.


Q    WHAT CAN YOU TELL US ABOUT THE LEVEL OF MUNICIPAL SUPPLY?


A    Supply picked up during the last few months of 1995 but remained lower than
1994 levels for the year as a whole. Early in 1996, supply was relatively high but by the close of the year it was moving closer to 1995 levels on a monthly year-over-year basis.


Q    ARE MUNICIPAL BOND FUNDS A GOOD INVESTMENT IN THE CURRENT ECONOMIC
ENVIRONMENT?


A    Municipal bonds can play an important role in rounding out a well-diversified portfolio of investments. The tax-exempt income that municipal bond funds provide may be especially helpful in today's tax environment. Municipal bonds and equities can both be important components of a balanced portfolio. If your exposure to municipals has declined on a relative basis over the last few years, now may be the right time to review your long-term goals and rebalance your portfolio of investments to increase your exposure to municipal bonds.


Q   WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?


A   We expect moderate economic growth to continue, with a relatively low rate of inflation. At the moment, rates on long-term Treasury bonds appear likely to remain within a range of 6 to 7.25 percent. We look for levels of municipal supply to remain relatively moderate, which would be positive for municipal bonds and for Kemper Strategic Municipal Income Trust.

LARGEST SECTORS

THE FUND'S LARGEST SECTORS*
REPRESENTING 57% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1996

-------------------------------------------------------------------------
                          HOLDINGS                            PERCENT
-------------------------------------------------------------------------

1.                       U.S. GOVERNMENT SECURED              19%
-------------------------------------------------------------------------
2.                       SENIOR CARE BONDS                    13%
-------------------------------------------------------------------------
3.                       NON-SENIOR CARE BONDS                11%
-------------------------------------------------------------------------
4.                       INDUSTRIAL REVENUE BONDS              7%
-------------------------------------------------------------------------
5.                       HOSPITAL BONDS                        7%
-------------------------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

-------------------------------------------------------------------------
                                            ON 11/30/96     ON 11/30/95
-------------------------------------------------------------------------
AAA                                             4%               4%
-------------------------------------------------------------------------
AA                                              7               10
-------------------------------------------------------------------------
A                                               3                6
-------------------------------------------------------------------------
BBB                                            26               22
-------------------------------------------------------------------------
B                                               2                2
-------------------------------------------------------------------------
NOT RATED+                                     58               56
-------------------------------------------------------------------------
                                              100%             100%

                                           [PIE CHART]      [PIE CHART]
                                           ON 11/30/96      ON 11/30/95

The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

+ These securities are not rated by S&P or Moody's, however they are considered by Zurich Kemper Investments, Inc. to be equivalent to the following: AAA 13%, A 5%, BBB 4%, BB 31% and B 5% for November 30, 1996, and AAA 7%, A 4%, BBB 9%, BB 31% and B 5% for November 30, 1995.



AVERAGE MATURITY


------------------------------------------------------------------------
                                         ON 11/30/96      ON 11/30/95
------------------------------------------------------------------------
AVERAGE MATURITY                         16.9 YEARS       17.2 YEARS
------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
 ISSUER                                                                                         AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL AND
  INTEREST BY UNITED STATES GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                         IL, Chicago:
                                           O'Hare International Airport, General Airport
                                           Rev., 8.20%, to be called 1-01-97 @ 102             $ 2,875   $  2,944
                                           Tax Increment Allocation, Central Station Proj.,
                                           Rev., 8.90%, to be called 1-01-02 @ 102               2,170      2,633
                                         IL, Itasca, Central Manufacturing District, Special
                                           Service Area, Rev., 8.375%, to be called 12-01-00
                                           @ 102                                                 2,585      2,843
                                         OH, Marion County, Health Care Facilities, United
                                           Church Homes, Inc., Rev., 8.875%, to be called
                                           12-01-99 @ 103                                        2,780      3,211
                                         OH, Cuyahoga County, Health Care Facilities,
                                           Judson Retirement Community Center, Rev., 8.875%,
                                           to be called 11-15-99 @ 103                           2,500      2,883
                                         IN, Indianapolis, Local Public Improvement Bond
                                           Bank, Rev., 8.50%, to be called 2-01-98 @ 102         3,000      3,212
                                         FL, Volusia County, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to be
                                           called 6-01-00 @ 102                                  2,390      2,736
                                         FL, Greater Orlando, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-01-98 @
                                           102                                                      70         76
                                         PA, Greene County, Gen. Oblg., 8.75% to be called
                                           12-01-00 @ 100                                        1,835      2,120
                                         OK, Woodward Municipal Auth., Hospital
                                           Rev., 9.25%, to be called 11-01-00 @ 102              1,750      2,085
                                         NY, New York City, Gen. Oblg., 7.50%, to be called
                                           8-15-99 @ 101.50                                         10         11
                                         ----------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--19.3%
                                         (Cost: $21,934)                                                   24,754
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
ILLINOIS--9.9%                           Chicago, O'Hare International Airport, International
                                           Terminal, Special Rev., 8.20%, 2024                   1,200      1,423
                                         Dev. Finance Auth., Catholic Health Partners
                                           Services, Rev., 5.30%, 2018                             250        240
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                              1,955      2,129
                                         Health Facilities Auth., Bethany Home and Hospital
                                           of the Methodist Church, Rev., 8.625%, 2009           2,500      2,787
                                         Lombard, Tax Increment Rev., 8.80%, 2004                1,760      1,989
                                         St. Charles, Multifamily Housing, Wessel Court
                                           Proj., Rev., 7.60%, 2024                              1,985      2,042
                                         Village of University Park, Tax Increment, Governors
                                           Gateway Industrial Park, Rev., 8.50%, 2011            1,970      2,139
                                         ----------------------------------------------------------------------------
                                                                                                           12,749
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
 ISSUER                                                                                          AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
INDIANA--5.7%                            Fishers, Economic Dev. Auth., Indianapolis Water
                                           Company Proj., Rev., 7.875%, 2019                   $   685   $    721
                                         Health Facilities Financing Auth., Fayette Memorial
                                           Hospital Proj., Rev., 7.20%, 2022                     2,800      2,936
                                         Housing Finance Auth., Residential Mortgage, Rev.,
                                           8.375%, 2020                                          1,610      1,680
                                         Indianapolis Airport Auth., United Air Lines, Inc.
                                           Proj., Rev., 6.50%, 2031                              1,900      1,952
                                         ----------------------------------------------------------------------------
                                                                                                            7,289
---------------------------------------------------------------------------------------------------------------------
ARIZONA--5.5%                            Coconino County, Industrial Dev. Auth., The Guidance
                                           Center, Inc. Proj., Rev., 9.25%, 2011                 1,825      2,019
                                         Health Facilities Auth., The New Foundation Proj.,
                                           Rev., 8.25%, 2019                                     2,450      2,590
                                         Pima County Industrial Dev. Auth., Larson Company
                                           Proj., Rev., 9.50%, 2010                              2,200      2,475
                                         ----------------------------------------------------------------------------
                                                                                                            7,084
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.3%                       Columbia County, Industrial Dev. Auth., First
                                           Mortgage, First Street Association Proj., Rev.,
                                           9.00%, 2014                                           1,950      2,083
                                         Higher Educational Facilities Auth., Philadelphia
                                           College of Textiles & Science, Rev., 6.70%, 2014      2,000      2,078
                                         Lehigh County General Purpose Auth., Wiley House,
                                           Rev., 8.65%, 2004                                     2,580      2,684
                                         ----------------------------------------------------------------------------
                                                                                                            6,845
---------------------------------------------------------------------------------------------------------------------
NEW YORK--5.3%                           Medical Care Facilities Finance Agcy., Rev., 7.30%,
                                           2021                                                     60         66
                                         New York City, Gen. Oblg., 7.00% and 7.50%, 2010        3,725      3,923
                                         Port Auth. of New York and New Jersey, LaGuardia
                                           Airport Passenger Terminal, Rev., 9.125%, 2015        2,500      2,769
                                         ----------------------------------------------------------------------------
                                                                                                            6,758
---------------------------------------------------------------------------------------------------------------------
FLORIDA--5.1%                            Greater Orlando Aviation Auth., Airport Facilities,
                                           Rev., 8.00%, 2018                                       625        673
                                         Manatee County, Industrial Dev., Meditrust Proj.,
                                           Rev., 7.35%, 2015                                     1,775      1,866
                                         Martin County Industrial Dev. Auth., Indiantown
                                           Congeneration L.P. Proj., Rev., 7.875%, 2025          1,500      1,730
                                         Nassau County, Amelia Island Care Center Proj.,
                                           Rev., 9.75%, 2023                                     1,985      2,205
                                         ----------------------------------------------------------------------------
                                                                                                            6,474
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.9%                         Foothill/Eastern Transportation Corridor Agcy., Toll
                                           Road Rev., zero coupon, 2026                         11,500      1,975
                                         Sacramento County, Bradshaw Road Proj.,
                                           Rev., 7.20%, 2015                                     1,250      1,290
                                         Sacramento Power Auth., Cogeneration Proj.,
                                           Rev., 5.875%, 2015                                    1,500      1,510
                                         San Diego, Detention Facility, Certificates of
                                           Participation, 8.00%, 2002                              425        460
                                         San Joaquin Hills Transportation Corridor Agcy.,
                                           Senior Lien Toll Road Rev., zero coupon, 2020         4,300      1,064
                                         ----------------------------------------------------------------------------
                                                                                                            6,299
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
 ISSUER                                                                                         AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
COLORADO--4.2%                           Arapahoe County, Capital Improvement Trust Fund,
                                           E-470 Public Highway Auth., Rev., zero coupon,
                                           2010                                                $ 5,000   $  2,093
                                         City and County of Denver, Airport System
                                           Rev., 7.50% to 8.75%, 2023 through 2025               2,900      3,317
                                         ----------------------------------------------------------------------------
                                                                                                            5,410
---------------------------------------------------------------------------------------------------------------------
MISSOURI--3.9%                           St. Louis, Tax Increment, Scullin Redev. Proj.,
                                           Rev., 10.00%, 2010                                    2,290      2,760
                                         West Plains, Industrial Dev. Auth., Ozarks Medical
                                           Center Proj. Rev., 8.625%, 2020                       2,000      2,190
                                         ----------------------------------------------------------------------------
                                                                                                            4,950
---------------------------------------------------------------------------------------------------------------------
IOWA--3.3%                               Finance Auth., Healthcare Facilities, On With Life,
                                           Inc. Proj., Rev., 7.25%, 2015                         2,000      2,088
                                         Lake City, Health Care Facility, Opportunity Living
                                           Proj., Rev., 10.00%, 2015                             2,000      2,192
                                         ----------------------------------------------------------------------------
                                                                                                            4,280
---------------------------------------------------------------------------------------------------------------------
MINNESOTA--3.3%                          Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.95%, 2022                                     1,975      2,094
                                         Sauk Rapids, Industrial Dev., Gold N Plump Poultry
                                           Proj., Rev., 9.50%, 2005                              2,020      2,132
                                         ----------------------------------------------------------------------------
                                                                                                            4,226
---------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.6%                           Gogebic County, Hospital Finance Auth., Grand View
                                           Hospital Proj., Rev., 8.75%, 2016                     2,250      2,445
                                         Madison Heights, Tax Increment Finance Auth.,
                                           Rev., 8.50%., 2001                                      875        921
                                         ----------------------------------------------------------------------------
                                                                                                            3,366
---------------------------------------------------------------------------------------------------------------------
NEVADA--2.2%                             Housing Division, Single Family Mortgage Program,
                                           Rev., 7.90% and 6.50%, 2021 and 2028                  2,765      2,882
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO--2.0%                         Albuquerque Nursing Home, West Mesa Center Proj.,
                                           Rev., 9.75%, 2014                                     1,400      1,500
                                         Truth or Consequences Nursing Home, Sierra Health
                                           Care, Inc., Rev., 9.75%, 2014                           935      1,002
                                         ----------------------------------------------------------------------------
                                                                                                            2,502
---------------------------------------------------------------------------------------------------------------------
CONNECTICUT--1.7%                        Dev. Auth., Pierce Memorial Baptist Home, Inc.
                                           Proj., Rev., 9.25%, 2018                              2,000      2,211

                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TEXAS--1.7%                              Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Company Proj., Rev.,
                                           8.25%, 2019                                           2,000      2,159
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%                      Worcester, Briarwood Retirement Community,
                                           Salem Community Corp., Rev., 9.25%, 2022              2,000      2,147
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.6%                      Higher Educational and Health Facilities Auth.,
                                           United Church of Christ--Havenwood, Rev., 7.45%,
                                           2025                                                  2,000      2,031
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
 ISSUER                                                                                         AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
UTAH--1.3%                               Housing Finance Agcy., Single Family Mortgage Rev.,
                                           6.65%, 2026                                         $ 1,600   $  1,659
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%                     Aiken County, Hospital Facilities, Mattie C. Hall
                                           Health Care Center Proj., Rev., 8.625%, 2010          1,500      1,588
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.2%                           Jefferson County, Pollution Control, Louisville Gas
                                           & Electric Co. Proj., Rev., 7.75%, 2019               1,500      1,580
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%                           Woodward Municipal Auth., Hospital Rev., 8.50%, 2014    1,335      1,489
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         NJ, Educational Facilities Auth., Caldwell College,
ONE PERCENT--3.0%                          Rev., 7.25%, 2025                                     1,150      1,217
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                      945        999
                                         WA, Grant County, Public Utility District #2,
                                           Wanapum HydroElectric, Rev., 5.875%, 2031               550        558
                                         NE, Investment Finance Auth., Single Family Housing
                                           Rev., 6.70%, 2026                                       500        521
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                       500        502
                                         ----------------------------------------------------------------------------
                                                                                                            3,797
                                         ----------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--77.8%
                                         (Cost: $91,471)                                                   99,775
                                         ----------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.1%
                                         (Cost: $113,405)                                                 124,529
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--3.90% to 4.25%
INSTRUMENTS--.9%                         Due--December 1996
                                         (Cost: $1,200)                                          1,200      1,200
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.0%
                                         (Cost: $114,605)                                                 125,729
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--2.0%                      2,505
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $128,234
                                         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $114,605,000 for federal income tax purposes at November 30, 1996, the gross and net unrealized appreciation of investments was $11,124,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $114,605)                                                $125,729
------------------------------------------------------------------------
Cash                                                                 198
------------------------------------------------------------------------
Interest receivable                                                2,901
------------------------------------------------------------------------
    TOTAL ASSETS                                                 128,828
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                              502
------------------------------------------------------------------------
  Management fee                                                      64
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               4
------------------------------------------------------------------------
  Trustees' fees and other                                            24
------------------------------------------------------------------------
    Total liabilities                                                594
------------------------------------------------------------------------
NET ASSETS                                                      $128,234
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $117,310
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (599)
------------------------------------------------------------------------
Unrealized appreciation on investments                            11,124
------------------------------------------------------------------------
Undistributed net investment income                                  399
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $128,234
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($128,234 / 10,559 shares outstanding)                            $12.14
------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $  9,573
------------------------------------------------------------------------
Expenses:
  Management fee                                                     759
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              54
------------------------------------------------------------------------
  Professional fees                                                   40
------------------------------------------------------------------------
  Reports to shareholders                                             24
------------------------------------------------------------------------
  Trustees' fees and other                                            60
------------------------------------------------------------------------
    Total expenses                                                   937
------------------------------------------------------------------------
NET INVESTMENT INCOME                                              8,636
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

------------------------------------------------------------------------
  Net realized gain on sales of investments (including
  options purchased)                                                 208
------------------------------------------------------------------------
  Net realized gain from futures transactions                        120
------------------------------------------------------------------------
    Net realized gain                                                328
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments              (882)
------------------------------------------------------------------------
Net loss on investments                                             (554)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  8,082
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED NOVEMBER 30,
                                                                  1996                1995
---------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
  Net investment income                                         $  8,636                8,704
---------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           328                 (262)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             (882)               6,961
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               8,082               15,403
---------------------------------------------------------------------------------------------
Distribution from net investment income                           (8,611)              (8,542)
---------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(74 shares and 25 shares, respectively)                              919                  294
---------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         390                7,155
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of year                                                127,844              120,689
---------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income
of $399 and $368, respectively)                                 $128,234              127,844
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             non-diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1996, amounting to approximately $314,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $759,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996,

NOTES TO FINANCIAL STATEMENTS

                             the Fund made no direct payments to its officers and incurred trustees' fees of $21,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are
                             as follows (in thousands):
                             Purchases                                   $39,596
                             Proceeds from sales                          38,332

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED NOVEMBER 30,
                                                      1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.19     11.54     12.36     11.86     11.65
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .82       .83       .83       .83       .84
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.05)      .64      (.80)      .58       .30
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .77      1.47       .03      1.41      1.14
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .82       .82       .82       .89       .83
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --       .03       .02       .10
--------------------------------------------------------------------------------------------------------
Total dividends                                          .82       .82       .85       .91       .93
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.14     12.19     11.54     12.36     11.86
--------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                             $12.38     12.13     11.63     12.38     12.13

--------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------
Based on net asset value                                6.58%    13.09       .12     12.32     10.14
--------------------------------------------------------------------------------------------------------
Based on market value                                   9.19%    11.70       .74      9.99      8.19
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
Expenses                                                 .74%      .76       .75       .74       .77
--------------------------------------------------------------------------------------------------------
Net investment income                                   6.82%     6.97      6.92      6.87      7.17
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $128,234   127,844   120,689   128,564   122,035
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   31%        8        11         8        10
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1996 DIVIDENDS

All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

12   WITHDRAWAL FROM
     PLAN
                             Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13   TAX IMPLICATIONS
                             Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                             OFFICERS

STEPHEN B. TIMBERS                   J. PATRICK BEIMFORD, JR.
President and Trustee                Vice President

JAMES E. AKINS                       DALE R. BURROW
Trustee                              Vice President

ARTHUR R. GOTTSCHALK                 CHARLES R. MANZONI, JR.
Trustee                              Vice President

FREDERICK T. KELSEY                  CHRISTOPHER J. MIER
Trustee                              Vice President

DOMINIQUE P. MORAX                   JOHN E. NEAL
Trustee                              Vice President

FRED B. RENWICK                      STEPHEN R. WILLSON
Trustee                              Vice President

JOHN B. TINGLEFF                     PHILIP J. COLLORA
Trustee                              Vice President
                                     and Secretary
JOHN G. WEITHERS
Trustee                              JEROME L. DUFFY
                                     Treasurer


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LEGAL COUNSEL                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                         222 North LaSalle Street
                                         Chicago, IL 60601


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SHAREHOLDER SERVICE AGENT                KEMPER SERVICE COMPANY
                                         P.O. Box 419066
                                         Kansas City, MO 64141


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CUSTODIAN AND TRANSFER AGENT             INVESTORS FIDUCIARY TRUST COMPANY
                                         127 West 10th Street
                                         Kansas City, MO 64105

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INDEPENDENT AUDITORS                     ERNST & YOUNG LLP
                                         233 South Wacker Drive
                                         Chicago, IL 60606


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INVESTMENT MANAGER                       ZURICH KEMPER INVESTMENTS, INC.
                                         222 South Riverside Plaza
                                         Chicago, IL 60606
                                         http://www.kemper.com


[RECYCLE LOGO]
Printed on recycled paper.

KSMIT - 2 (1/97)   1027630
Printed in the U.S.A.                                       [KEMPER FUNDS LOGO]